UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009

MANPOWER INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On April 21, 2009, we issued a press release announcing our results of operations for the quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Effective January 1, 2009, we have revised our segment presentation to align to certain management structure changes.  Other Americas and Asia Pacific, previously reported in Other Operations, are now separate reportable segments.  The United States and Other Americas are aggregated into our Americas segment.  Italy and Other EMEA are aggregated into our EMEA segment.  Attached hereto as Exhibit 99.3 is our Operating Unit Results since January 1, 2007, revised to conform to the current year presentation.

Item 9.01.                      Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 21, 2009
99.2	Presentation materials for April 21, 2009 conference call
99.3	Operating Unit Results reflecting the restatement of segment results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Dated: April 21, 2009	By:	/s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 21, 2009
99.2	Presentation materials for April 21, 2009 conference call
99.3	Operating Unit Results reflecting the restatement of segment results